Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Merit Securities Corporation (the "Company") on Form 10-Q for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), both, Stephen J. Benedetti, the Principal Executive Officer of the Company, and Kevin
J. Sciuk, the Principal Financial Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  August 20, 2004                    By:      /s/ Stephen J. Benedetti
                                                  ------------------------------
                                                  Stephen J. Benedetti
                                                  Principal Executive Officer



Dated:  August 20, 2004                    By:      /s/ Kevin J. Sciuk
                                                  ------------------------------
                                                  Kevin J. Sciuk
                                                  Principal Financial Officer